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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K (the "Form 10-K") of Time Warner Entertainment Company, L.P., a Delaware limited partnership (the "Company"), and its General Partners for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of each General Partner of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

         1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each General Partner of the Company.



Dated:  March 28, 2003                   /s/ Richard D. Parsons
                                         ---------------------------------------
                                         Richard D. Parsons
                                         Chief Executive Officer
                                         Warner Communications Inc.
                                         American Television and Communications
                                           Corporation


Dated:  March 28, 2003                   /s/ Wayne H. Pace
                                         ---------------------------------------
                                         Wayne H. Pace
                                         Chief Financial Officer
                                         Warner Communications Inc.
                                         American Television and Communications
                                           Corporation



         A signed original of this written statement required by Section 906 has been provided to each of the General Partners and will be retained by each of the General Partners and furnished to the Securities and Exchange Commission or its staff upon request.